Exhibit 99.1


                 Gladstone Investment Reports Results
            for the Third Quarter Ended December 31, 2006


    --  Net Investment Income for the Quarter Was $2.9 Million or
        $0.18 Per Common Share

    -- Net Increase in Net Assets from Operations for the Quarter Was $2.7 Million or $0.16 Per Common Share


    MCLEAN, Va.--(BUSINESS WIRE)--Feb. 5, 2007--Gladstone Investment Corp. (NASDAQ: GAIN) (the "Company") today announced earnings for the third quarter ended December 31, 2006. All per share references are per basic and diluted weighted average common share outstanding, unless otherwise noted.

    Net Investment Income for the third quarter ended December 31, 2006 was $2,898,068 or $0.18 per share, as compared to $1,752,570 or
$0.11 per share for the third quarter ended December 31, 2005. Net Investment Income for the nine months ended December 31, 2006 was $8,363,118 or $0.51 per share, as compared to $3,185,276 or $0.20 per share for the period June 22, 2005 (commencement of operations) to December 31, 2005.

    Net Increase in Net Assets Resulting from Operations for the third quarter ended December 31, 2006 was $2,684,543, or $0.16 per share, as compared to $1,614,747 or $0.10 per share for the same period a year ago. Net Increase in Net Assets Resulting from Operations for the nine months ended December 31, 2006 was $6,809,635, or $0.41 per share compared to $3,111,279 or $0.19 per share for the period June 22, 2005 (commencement of operations) to December 31, 2005.

    Total assets were $247,473,062 at December 31, 2006 as compared to $230,323,807 at March 31, 2006. Net asset value was $13.65 per actual common share outstanding at December 31, 2006 as compared to $13.88 per actual common share at March 31, 2006.

    The annualized weighted average yield on the Company's portfolio for the three months ended December 31, 2006 was 9.41%. The annualized weighted average yield on the Company's portfolio for the three months ended December 31, 2005 was 6.42%. The annualized weighted average yield on the Company's portfolio for the nine months ended December 31, 2006 was 10.03% compared to 6.42% for the period June 22, 2005 (commencement of operations) to December 31, 2005.

    During the third quarter ended December 31, 2006, the Company recorded the following activity:

    -- Invested approximately $22.9 million in senior subordinated debt, preferred and common equity of Acme Cryogenics, Inc.;

    -- Invested approximately $19.6 million in senior and subordinated debt, a revolving credit facility and preferred and common equity of Noble Logistics Services, Inc.;

    -- Acquired interests in 12 new syndicated loans for approximately $18.0 million; and

    -- Acquired interests in 4 existing syndicated loan participations for approximately $8.0 million.

    At December 31, 2006, the Company held 39
non-control/non-affiliate investments, 4 control investments and 1 affiliate investment, totaling an aggregate cost basis of approximately $242 million and a fair value of approximately $241 million.



                  Condensed Schedule of Investments
                          December 31, 2006
Investment Type                                Cost       Fair Value
----------------------------------------------------------------------
Total Non-control/Non-Affiliate
 Investments                               $141,804,619  $140,777,989
Total Control Investments                    80,601,004    80,188,063
Total Affiliate Investments                  19,550,000    19,550,000
                                           ------------- -------------
Total investments                          $241,955,623  $240,516,052
                                           ============= =============


    "Since the inception of our fund on June 22, 2005, we have invested over $240 million, resulting in the full commitment of our IPO proceeds at quarter end. With the IPO proceeds invested we will continue to grow the assets by using leverage to build to the portfolio. We look forward to a productive 2007," said Chip Stelljes, President and Chief Investment Officer.

    Subsequent to December 31, 2006, the Company:

    -- Purchased 4 new and 2 existing loan participations of approximately $6.7 million; and

    -- Declared monthly cash dividends of $0.075 per common share for each of the months of January, February and March of 2007.

    The Company will hold a conference call Tuesday, February 6, 2007 at 8:30 am EST to discuss third quarter earnings. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions.

    A replay of the conference call will be available through March 6, 2007. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 229412. The online replay will be available approximately two hours after the call concludes.

    The live audio broadcast of Gladstone Investment's quarterly conference call will be available online at www.GladstoneInvestment.com and www.investorcalendar.com. The online replay will follow shortly after the call.

    Gladstone Investment Corporation is an investment company that seeks to make debt and equity investments in small and mid-sized private businesses in the U.S. in connection with acquisitions, changes in control and recapitalizations. For more information please visit our website at http://www.GladstoneInvestment.com.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "anticipates," "estimated," "approximately" "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K dated March 31, 2006, as filed with the Securities and Exchange Commission on June 14, 2006, in the Company's Pre-effective Amendment No. 1 to Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on December 22, 2006 and the Company's Form 10-Q as filed with the Securities and Exchange Commission today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



                   GLADSTONE INVESTMENT CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                     For the three     For the three
                                     months ended      months ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------

INVESTMENT INCOME
  Interest income
    Non-Control/Non-Affiliate
     investments                   $      2,586,171  $        790,879
    Control investments                   1,264,451                 -
    Affiliate investments                   114,668                 -
    Cash and cash equivalents               332,586         1,530,809
                                   ----------------- -----------------
    Total interest income                 4,297,876         2,321,688
  Other income                                1,492                 -
                                   ----------------- -----------------
      Total investment income             4,299,368         2,321,688
                                   ----------------- -----------------

EXPENSES
  Base management fee                       551,235           265,522
  Loan servicing fee                        508,691                 -
  Administration fee                        124,101            73,424
  Directors fees                             54,800            51,000
  Professional fees                         186,537            69,570
  Insurance expense                          60,696            69,552
  Stockholder related costs                  28,643            24,363
  Interest expense                           68,748                 -
  Amortization of deferred finance
   costs                                     91,392                 -
  Taxes and licenses                         41,550                 -
  Other expenses                             60,132            15,687
                                   ----------------- -----------------
      Expenses before credit from
       Adviser                            1,776,525           569,118
                                   ----------------- -----------------
  Credit to base management fee for
   fees collected by Adviser (Refer
   to Note 3)                              (375,225)                -
                                   ----------------- -----------------
      Total expenses net of credit
       to management fee                  1,401,300           569,118
                                   ----------------- -----------------
NET INVESTMENT INCOME                     2,898,068         1,752,570
                                   ----------------- -----------------

REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS
    Realized (loss) gain on sale of
     Non-Control/Non-Affiliate
     investments                             (2,283)           38,056
    Net unrealized depreciation of
     investment portfolio                  (211,242)         (175,879)
                                   ----------------- -----------------
      Net loss on investments              (213,525)         (137,823)
                                   ----------------- -----------------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS (Refer
 to Note 6)                        $      2,684,543  $      1,614,747
                                   ================= =================

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS PER
 COMMON SHARE:
    Basic and Diluted              $           0.16  $           0.10
                                   ================= =================

SHARES OF COMMON STOCK OUTSTANDING:
    Basic and diluted weighted
     average shares                      16,560,100        16,560,100




                   GLADSTONE INVESTMENT CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                                      For the period
                                                       June 22, 2005
                                     For the nine    (Commencement of
                                     months ended     Operations) to
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------

INVESTMENT INCOME
  Interest income
    Non-Control/Non-Affiliate
     investments                    $     6,938,026   $       984,457
    Control investments                   3,711,056                 -
    Affiliate investments                   114,668                 -
    Cash and cash equivalents             1,610,506         3,192,019
                                   ----------------- -----------------
    Total interest income                12,374,256         4,176,476
  Other income                                2,478                 -
                                   ----------------- -----------------
      Total investment income            12,376,734         4,176,476
                                   ----------------- -----------------

EXPENSES
  Base management fee                     2,214,437           357,630
  Loan servicing fee                        508,691                 -
  Administration fee                        364,351           178,469
  Directors fees                            154,300           103,000
  Professional fees                         354,325           135,872
  Insurance expense                         200,933           112,030
  Stockholder related costs                 187,509            67,901
  Interest expense                           68,748               378
  Amortization of deferred finance
   costs                                     91,392                 -
  Taxes and licenses                        139,994                 -
  Other expenses                            104,161            35,920
                                   ----------------- -----------------
    Expenses before credit from
     Gladstone Management                 4,388,841           991,200
                                   ----------------- -----------------
  Credit to management fee for
   fees collected by Adviser
   (Refer to Note 3)                       (375,225)                -
                                   ----------------- -----------------
    Total expenses net of credit
     to management fee                    4,013,616           991,200
                                   ----------------- -----------------
NET INVESTMENT INCOME                     8,363,118         3,185,276
                                   ----------------- -----------------

REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS
  Realized (loss) gain on sale of
   Non-Control/Non-Affiliate
   investments                                 (944)           38,056
  Net unrealized depreciation of
   investment portfolio                  (1,552,539)         (112,053)
                                   ----------------- -----------------
    Net loss on investments              (1,553,483)          (73,997)
                                   ----------------- -----------------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS (Refer
 to Note 6)                         $     6,809,635   $     3,111,279
                                   ================= =================

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS PER
 COMMON SHARE:
  Basic and Diluted                 $          0.41   $          0.19
                                   ================= =================

SHARES OF COMMON STOCK
 OUTSTANDING:
  Basic and diluted weighted
   average shares                        16,560,100        16,560,100




                   GLADSTONE INVESTMENT CORPORATION
          CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
                             (UNAUDITED)

                                           December 31,    March 31,
                                               2006          2006
                                           ------------- -------------

ASSETS
Non-Control/Non-Affiliate investments
 (Cost 12/31/06: $141,804,619; 3/31/06:
 $97,423,004)                              $140,777,989  $ 97,585,972
Control investments (Cost 12/31/06:
 $80,601,004; 3/31/06: $55,846,318)          80,188,063    55,796,318
Affiliate investments (Cost 12/31/06:
 $19,550,000)                                19,550,000             -
                                           ------------- -------------
Total investments at fair value (Cost
 12/31/06: $241,955,623; 3/31/06:
 $153,269,322)                              240,516,052   153,382,290
Cash and cash equivalents                     1,890,942    75,672,605
Interest receivable                           1,444,705       761,388
Due from custodian                            2,798,620             -
Deferred finance costs                          459,347             -
Prepaid directors fees                           37,900             -
Prepaid insurance                               145,382        99,874
Due from Adviser                                      -       234,551
Other assets                                    180,114       173,099
                                           ------------- -------------
TOTAL ASSETS                               $247,473,062  $230,323,807
                                           ============= =============

LIABILITIES
Administration fee payable to
 Administrator                             $    124,101  $    110,002
Fees due to Adviser                             407,221             -
Borrowings under line of credit              20,000,000             -
Accrued expenses                                812,864       367,031
Other liabilities                                43,120         5,077
                                           ------------- -------------
Total Liabilities                            21,387,306       482,110
                                           ------------- -------------
NET ASSETS                                 $226,085,756  $229,841,697
                                           ============= =============

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value,
 100,000,000 shares authorized and
 16,560,100 shares issued and outstanding  $     16,560  $     16,560
Capital in excess of par value              230,096,572   230,229,279
Net unrealized (depreciation) appreciation
 of investment portfolio                     (1,439,571)      112,968
Distributions in excess of net investment
 income                                      (2,587,805)     (517,110)
                                           ------------- -------------
TOTAL NET ASSETS                           $226,085,756  $229,841,697
                                           ============= =============
NET ASSETS PER SHARE                       $      13.65  $      13.88
                                           ============= =============




                   GLADSTONE INVESTMENT CORPORATION
                         FINANCIAL HIGHLIGHTS
                             (UNAUDITED)

                                     For the three     For the three
                                     months ended      months ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------
Per Share Data (1)
----------------------------------
  Balance at beginning of period    $         13.71   $         13.93

  Income from investment
   operations:
    Net investment income (2)                  0.18              0.11
    Realized gain on sale of
     investments (2)                              -                 -
    Net unrealized depreciation of
     investments (2)                          (0.02)            (0.01)
                                   ----------------- -----------------
  Total from investment operations             0.16              0.10
                                   ----------------- -----------------
    Distributions                             (0.21)            (0.12)
                                   ----------------- -----------------
  Net asset value at end of period  $         13.65   $         13.91
                                   ================= =================

  Per share market value at
   beginning of period              $         14.46   $         15.05
  Per share market value at end of
   period                                     15.31             13.59
  Total return (3)                             7.38%           (6.63%)
  Shares outstanding at end of
   period                                16,560,100        16,560,100

  Ratios/Supplemental Data
----------------------------------
  Net assets at end of period       $   226,085,756   $   230,376,300
  Average net assets (4)            $   225,338,878   $   229,896,936
  Ratio of expenses to average net
   assets (annualized)                         3.15%             0.99%
  Ratio of net expenses to average
   net assets (annualized)                     2.49%             0.99%
  Ratio of net investment income to
   average net assets (annualized)             5.14%             3.05%


    (1) Based on actual shares outstanding.

    (2) Based on weighted average basic per share data.

    (3) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

    (4) Calculated using the average of the ending monthly net assets for the respective periods.



                   GLADSTONE INVESTMENT CORPORATION
                         FINANCIAL HIGHLIGHTS
                             (UNAUDITED)

                                                      For the period
                                                       June 22, 2005
                                     For the nine    (Commencement of
                                     months ended     Operations) to
                                   December 31, 2006 December 31, 2006
                                   ----------------- -----------------
Per Share Data (1)
----------------------------------
  Balance at beginning of period       $      13.88      $          -
  Net proceeds from initial public
   offering (2)                                   -             13.95
                                   ----------------- -----------------
  Offering costs                                  -             (0.05)

  Income from investment
   operations:
    Net investment income (3)                  0.51              0.20
    Realized gain on sale of
     investments (3)                              -                 -
    Net unrealized depreciation of
     investments (3)                          (0.10)            (0.01)
                                   ----------------- -----------------
  Total from investment operations             0.41              0.19
                                   ----------------- -----------------
    Distributions                             (0.63)            (0.18)
                                   ----------------- -----------------
  Net asset value at end of period     $      13.65      $      13.91
                                   ================= =================

  Per share market value at
   beginning of period                 $      14.90      $      15.00
  Per share market value at end of
   period                                     15.31             13.59
  Total return (4)                             7.28%           (8.25%)
  Shares outstanding at end of
   period                                16,560,100        16,560,100

  Ratios/Supplemental Data
----------------------------------
  Net assets at end of period          $226,085,756      $230,376,300
  Average net assets (5)               $226,399,367      $225,793,817
  Ratio of expenses to average net
   assets (annualized)                         2.59%             0.75%
  Ratio of net expenses to average
   net assets (annualized)                     2.36%             0.75%
  Ratio of net investment income
   to average net assets
   (annualized)                                4.93%             2.42%


    (1) Based on actual shares outstanding.

    (2) Net of initial underwriting discount of $1.05 per share.

    (3) Based on weighted average basic per share data.

    (4) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

    (5) Calculated using the average of the ending monthly net assets for the respective periods.


    CONTACT: Gladstone Investment Corp.
             Investor Relations:
             Mike Melka, 703-287-5835